SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (Date of earliest event reported) August 13, 2002.

                             THE CREDIT STORE, INC.

             Delaware                     000-28709               87-0296990
 (State or Other Jurisdiction of    Commission file number     (I.R.S. Employer
  Incorporation or Organization)                             Identification No.)


             3401 NORTH LOUISE AVENUE
            SIOUX FALLS, SOUTH DAKOTA                    57107
     (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (800) 240-1855

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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 3.  Bankruptcy or Receivership.

On August 15, 2002, The Credit Store, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court in the District of South Dakota, Southern Division (the "Bankruptcy Court") (Case No. Bankr. 02-40922). The Company will continue to manage their properties and operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On August 15, 2002, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 5.  Other Events.

On August 13, 2002, Peter J. Mansbach resigned as director of the Company. In addition, on August 15, 2002, J. Richard Budd resigned as director of the Company.

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1 - Press Release dated August 15, 2002

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                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 26, 2002

                                    THE CREDIT STORE, INC.


                                    By    /s/ Michael J. Philippe
                                          --------------------------------
                                    Name: Michael J. Philippe
                                    Title: Executive Vice President & CFO



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                                  EXHIBIT INDEX


Exhibit              Description                           Method of Filing

99.1        Press Release dated August 15, 2002         Filed Electronically